Rise Provides Exploration Update for Idaho-Maryland Gold Project

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Assays pending for drill holes B-18-06 and B-18-07. Multiple mineralized intercepts

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Upcoming drilling to test Idaho #1 Vein. Past production of 935,000 oz gold @ 39 gpt

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Upcoming drilling to test shallow Zebra Zone. Historic drill hole assayed 40 gpt / 10.5 m

September 4, 2018 – Vancouver, British Columbia – Rise Gold Corp. (CSE: RISE, OTCQB: RYES) (“Rise Gold” or the “Company”) is pleased to provide an update on the on-going diamond core drilling at the Idaho-Maryland (“I-M”) Gold Project.

Rise Gold has recently completed drill hole B-18-06 and drill hole B-18-07 is expected to be completed within several days. Both holes intersected multiple veins and assay results from these drill holes will be released over the upcoming weeks.

Exploration drilling at the Brunswick portion of the Idaho-Maryland Gold project has been highly successful with numerous gold bearing veins intersected and previously released in 2018 on January 3rd, June 28th, July 23rd, and August 7th. Previously released drill results included 12.2 gpt gold over 14.9 m in drill hole B-17-01, 22.4 gpt gold over 5.2 m in drill hole B-18-05, and 23.7 gpt gold over 4.5 m in drill hole B-18-05. A summary of drill highlights released-to-date is presented in Table 1 and Figure 1.

Rise Gold is moving to a new drilling position to test several important targets that have not been drilled to-date.

Rise Gold will test the down-dip extension of the bonanza grade Idaho #1 Vein. Past production of the Idaho #1 Vein is estimated at 935,000 oz gold at an average mill head grade of 38.6 gpt gold; historic channel samples on the lowest level of this vein include 481 gpt gold over 1.2 m, 142 gpt gold over 2.5 m, and 21 gpt gold over 4.5 m.

Rise Gold will be testing the shallow Zebra Zone Target, which is located approx. 320 m below surface. A historic drill hole in this area assayed 40 gpt gold over 10.5 m. The Zebra Zone is a unique area of the Brunswick mine where gold and quartz veins are hosted in a large block of black slates.

TABLE 1 – Previously Released Drill Intercept Highlights from B-17-01 to B-18-05*

BRUNSWICK CONFIRMATION HOLES (B1600L-B2300L)
Hole	From (m)	To (m)	Gold (gpt)	Intercept Length (m)	Estimated True Width (m)	Vein	Figure Ref
B-17-01	638.9	653.8	12.2	14.9	7.8	B1	A
Including	643.7	646.5	62.7	2.7		B1 Center
Including	645.0	645.6	266.0	0.6
B-18-04	516.9	521.0	8.0	4.1	3.0	B32	C
Including	516.9	518.0	23.0	1.1
B-18-02	578.4	582.8	7.9	4.4	1.0 - 3.4	B116 or B1	C
B-18-03	516.6	518.6	6.0	2	1.7	B1 East	D
B-18-04	711.9	715.2	5.1	2.3	1.8	B18	E
B-18-04	625.2	628.0	4.0	2.8	2.1	B10	F
B-18-04	637.0	640.0	4.4	3	2.3	B10	G
BRUNSWICK EXTENSION HOLES (B2300L-B3280L)
Hole	From (m)	To (m)	Gold (gpt)	Intercept Length (m)	Estimated True Width (m)	Vein	Figure Ref
B-18-05	978.1	983.3	22.4	5.2	2.6	B40	H
Including	978.1	979.3	93.2	1.2
B-17-01	1111.6	1126.8	4.5	15.2	?	?	I
Including	1112.1	1113.6	40.6	1.5
B-18-05	748.3	763.6	2.6	15.3	11.0	B41	J
B-18-05	667.9	671.4	5.9	3.5	2.0	B6	K
Including	670.3	671.4	13.0	1.1
B-18-05	682.9	690.4	2.4	7.5	4.1	B6	L
B-18-05	899.6	905.5	2.5	5.9	3.4	B39	N
IDAHO DEEP DRILLING (~1 km BELOW MINE)
Hole	From (m)	To (m)	Gold (gpt)	Intercept Length (m)	Estimated True Width (m)	Vein	Figure Ref
B-18-05	1590.1	1594.6	23.7	4.5	3.2	IB30	M
Including	1593.6	1594.0	230.0	0.4
B-18-05	1887.5	1890.4	10.9	2.9	2.0	IB50	O
Including	1889.4	1889.9	61.0	0.5

* Details of drill intercepts in previous Rise Gold news releases in 2018 on January 3rd, June 28th, July 23rd, and August 7th.

FIGURE 1 – Long Showing Previously Released Drill Results

IDAHO MINE
Past Production*
1.6M oz gold @ 28 gpt
BRUNSWICK MINE
Past Production*
0.8M oz gold @ 9 gpt
+1000 m
SURFACE
IDAHO VEINS LOCATED BEHIND BRUNSWICK VEINS
B580L
B SHAFT
ZEBRA ZONE
I1000L
+500 m
B1600L
IDAHO SHAFT
B1880L
I2000L
B2300L
45WZ
30WZ
I2400L
I2700L
B3280L
SEA LEVEL
B-18-01
B-18-02
B-18-03
B-18-04
B-18-05
6-3 FAULT
MOREHOUSE FAULT
A
B
C
D
E
F,G
H
I
J
K,L
M
N
O
B1 Vn
12.2 gpt / 14.9 m
B40 Vn
22.4 gpt / 5.2 m
IB30 Vn
23.7 gpt / 4.5 m
IB50 Vn
10.9 gpt / 2.9 m
-500 m
-1000 m
LEGEND
Drill Intercept +100 grams x meters
Drill Intercept 35-100 grams x meters
Drill Intercept 10 - 35 grams x meters
Completed Hole In Brunswick Veins
SCALE
1000 meters

Quality Control and Assay Methods

Rise has implemented a quality control program for its drill program to ensure best practice in the sampling and analysis of the drill core. This includes the insertion of blind blanks, duplicates and certified standards. HQ- and NQ-sized drill core is saw cut with half of the drill core sampled at intervals based on geological criteria including lithology, visual mineralization, and alteration. The remaining half of the core is stored on-site at the Company’s warehouse in Grass Valley, California. Drill core samples are transported in sealed bags to ALS Minerals analytical assay lab in Reno, Nevada.

All gold assays were obtained using a method of screen fire assaying. This procedure involves screening a large pulverized sample of up to 1 kg at 100 microns. Any +100 micron material remaining on the screen is retained and analyzed in its entirety by fire assay with gravimetric finish and reported as the Au (+) fraction result. The –100 micron fraction is homogenized and two sub-samples of 30-50 grams are analyzed by fire assay with AAS finish. If the grade of the material exceeds 10 gpt the sample is re-assayed using a gravimetric finish. The average of the two results is taken and reported as the Au (-) fraction result. All three values are used in calculating the combined gold content of the plus and minus fractions.

About Rise Gold Corp

Rise Gold is an exploration-stage mining company. The Company’s principal asset is the historic past-producing Idaho-Maryland Gold Mine located in Nevada County, California, USA. The Idaho-Maryland Gold Mine is one of the United States’ greatest past producing gold mines with total past production of 2,414,000 oz of gold at an average mill head grade of 17 gpt gold from 1866-1955. Historic production at the Idaho-Maryland Mine is disclosed in the Technical Report on the Idaho-Maryland Project dated June 1st, 2017 and available on  Rise Gold is incorporated in Nevada, USA and maintains its head office in Vancouver, British Columbia, Canada.

On behalf of the Board of Directors:

Benjamin Mossman

President, CEO and Director

Rise Gold Corp.

For further information, please contact:

RISE GOLD CORP.

Suite 650, 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

info@risegoldcorp.com

www.risegoldcorp.com

Benjamin Mossman, P.Eng, CEO of Rise Gold, is the qualified person for the technical  disclosure contained in this news release. Historic production at the Idaho-Maryland Mine is disclosed in the Technical Report on the Idaho-Maryland Project dated June 1st, 2017 and available on

The CSE has not reviewed, approved or disapproved the contents of this news release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words or statements that certain events or conditions “may” or “will” occur.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to risks, uncertainties and assumptions related to certain factors including, without limitation, obtaining all necessary approvals, meeting expenditure and financing requirements, compliance with environmental regulations, title matters, operating hazards, metal prices, political and economic factors, competitive factors, general economic conditions, relationships with vendors and strategic partners, governmental regulation and supervision, seasonality, technological change, industry practices, and one-time events that may cause actual results, performance or developments to differ materially from those contained in the forward-looking statements.  Accordingly, readers should not place undue reliance on forward-looking statements and information contained in this release. Rise undertakes no obligation to update forward-looking statements or information except as required by law.